Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Southern Copper Corporation (the “Company”) on Form 10-Q for the period ending September 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, J. Eduardo Gonzalez Felix, Vice President Finance, and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ J. Eduardo Gonzalez Felix
J. Eduardo Gonzalez Felix
Vice President, Finance
and Chief Financial Officer

November 3, 2006

A signed original of this written statement required by section 906 has been provided to Southern Copper Corporation and will be retained by Southern Copper Corporation and furnished to the Securities and Exchange Commission or its staff upon request.